     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                    Investor Presentation  January 2022  Driving Value to Dermatology Partners  Matching Patients with Clinics

 Safe Harbor Statement  This presentation includes "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to the Company’s plans, objectives, expectations and intentions and may contain words such as “will,” “may,” “seeks,” and “expects,” that suggest future events or trends. These statements, the Company’s ability to migrate customers from the Pharos system to XTRAC® and to execute new service agreements to at least portions of the Pharos user base, to generate the growth in its core business, including transitioning capital equipment purchasers into recurring revenue users, to integrate the Pharos service business into the Company’s field service offering, the Company’s ability to develop social media marketing campaigns, and the Company’s ability to build a leading franchise in dermatology, are based on the Company’s current expectations and are inherently subject to significant uncertainties and changes in circumstances. Actual results may differ materially from the Company’s expectations due to financial, economic, business, competitive, market, regulatory, adverse market conditions or supply chain interruptions resulting from the coronavirus and political factors or conditions affecting the Company and the medical device industry in general, future responses to and effects of the COVID-19 pandemic and its variants including the distribution and effectiveness of the COVID-19 vaccines, as well as more specific risks and uncertainties set forth in the Company’s SEC reports on Forms 10-Q and 10-K. Given such uncertainties, any or all these forward-looking statements may prove to be incorrect or unreliable. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. The Company urges investors to carefully review its SEC disclosures available at www.sec.gov and www.strataskinsciences.com.   2

     3    Source: 1 Market Data Forecast Report 2021, Fortune Business Insights 2018, 2019  Addressing large markets for chronic skin diseases with differentiated laser-based treatments  Recurring revenue model drives repeat and sustainable revenues  Customer base of ~1K partner practices and growing  Sales driven by expanding device usage & new partner practices  Expanding international presence in key markets  Recent product acquisition opening significant growth opportunity

       Positioned for Growth Acceleration in the Treatment of Chronic Skin Conditions  4  CEOCFOVP MarketingVP of Professional RelationsDirector of Business Operations2 new Board Members (Chairman & Head of Audit Committee)  New Leadership  Commercial Focus and Execution  Acquisitions  DTC marketing analyticsDirect to dermatologist marketingPartnering with advocacy groupsSales training and focusInternational organic growth and expansion  Pharos excimer laser business from Ra Medical Systems, Aug ‘21Theraclear acne business from Theravant, January 2022Pipeline of new indications

 Executive Management Team: 100+ yrs. dermatology experience  Robert (Bob) J. Moccia, CEO  Encore Dermatology, Precision Dermatology, Medicis Pharmaceuticals, Graceway Pharmaceuticals, Bioglan Pharmaceuticals, Stiefel Laboratories, Dermik Laboratories (RPR)  Chris Lesovitz, CFO  Encore Dermatology, Iroko Pharmaceuticals  Shmuel Gov, VP of Operations, General Manager, Carlsbad  PhotoMedex, U.S.R. Electronic Systems  Ltd., Galor Ltd.: Negevtech Inc, Orbotech Inc. (a KLA company)  Brent Cowgill, VP Marketing  Encore Dermatology, Vantage Marketing Group, Graceway Pharmaceuticals, Bristol Myers Squibb  Keith Simeone, VP Sales  VP Sales PhotoMedex Inc.: Sales Director, ForTec Medical  Jay Sturm, General Counsel  Mela Sciences, Volcano Capital LLC, GC Vital Signs, Inc.  5

 Strata Dermatology Markets Addressed  Psoriasis  Eczema (Atopic Derm.)  Vitiligo  Acne  6  Psoriasis Treatment Market* Size (2019 to 2027)2019 Global Market Value of $20.1B USD 1Projected Market Value of $40.6B USD by 2027 1CAGR of 9.2% 2020-2027 1  Eczema Treatment Market* Size (2020 to 2026)2020 Global Market Value of $11.8B USD2Projected Market Value of $21.8B USD by 20262CAGR of 13.1% 2021-20262  1 Fortune Business Insights Market Report 2019; 2016-2018 historical, 2019 base year, 2020-2027 projected2 Market Data Forecast Analysis Report 2020; 2020 base year, 2021-2026 projected 3 Fortune Business Insights Market Report 2018; 2015-2017 historical, 2018 base year, 2019-2026 projected* Treatment market(s) include Rx drug therapies  Vitiligo Treatment Market* Size (2018 to 2026)2018 Global Market Value of $1.2B USD3Projected Market Value of $1.9B USD by 20263CAGR of 5.8% 2019-20263  Acne Treatment Market* Size (2019 to 2027)2019 Global Market Value of $7.7B USD3Projected Market Value of $11.1B USD by 20273CAGR of 4.6% 2020-20273

     Growing Demand for Drug-Free Treatment Options  7  Source: Dermatology Devices Report, Grand View Research 2021 Base year 2020, historic information 2016 to 2019, and forecast 2021 to 2028   USD Millions  USD Millions  $7.1B  $34.1B  $5.1B  $993M    Projected CAGR +21.2%2021-2028    Projected CAGR +19.9%2021-2028

 XTRAC® Treatments by Indication – United States  8  5%  80%  15%  Opportunities exist for expanding use for other approved indicationsVitiligo Eczema (Atopic Dermatitis)  #1use for XTRAC® lasers domestically  Psoriasis treatments remain

   Treatment Options Addressing Psoriasis Indication6  9      XTRAC  NB-UVB*  Topical Steroids  Non-biologic Systemics   Biologics   Approximate Costs ($)  Cost competitive  1K-3K  3K-9K  1K -7K  1K  32K-68K  Clinical Impact  Better clinical outcomes (PASI%75)   92%  71%  75%  48%  50-70%  Speed of Onset (in weeks)  Very fast rate of response  5  10  3  14  12  Days of Actual Care  Least days of actual care  18  80  294  52  12-65  Remission  Remission without maintenance  2.5 months  Continued withmaintenance  Continued withmaintenance  Continued withmaintenance  Continued withmaintenance  Adverse Events  Least significant side effects  MildTemp  MildTemp  Mild-ModTemp-Lasting  Mild-SevereTemp-Lasting  Mild-SevereTemp-Lasting    *Narrow band UVB Light Therapy

       Best-in-class Excimer TREATMENT    XTRAC® is the Leader in Targeted 308nm Excimer Laser Therapy   10  Safe & Effective Treatment  150+ Peer-reviewed clinical studies  Economical for patients and payors  Win-Win for providers and their patients

   Growing Installed Base Drives Recurring Revenue Model  11  01/01/19  Systems   12/31/19  1/01/20  12/31/20  Systems   12/31/21  01/01/21  Systems   Net Installed Base Growth 2019-2021  27% growth in installed base over the last 3 years  Actively redeploying under utilized devices  Group and international placements help drive growth    +160  -76    +106  -76    +169  -82  +84 net  +30 net  +87 net

 A True Partnership – Delivering a Complete Business Solution  12  Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Laser Upgrades  Co-pay Assistance  DTC Marketing

 Partner Academic Institutions  13

           Key Priority: Driving Commercial Execution  14  Sustain investment in DTC marketing  Continue to focus and grow high-volume accounts  Drive increased utilization across all indications  Increase marketing to drive awareness among derms  Historical trends show positive correlation between DTC investment and revenue growth  High-volume accounts in Q4, 2021 accounted for 54% of recurring revenues  Expand usage for all approved indications beyond psoriasis to further drive revenue growth opportunities with existing partners   Direct to Derm marketing – Increasing clinical data to support all indications and reinforce safety, efficacy and cost benefit to patients and clinics

     Domestic Installed Base Growth Drivers     832  1,962  251*    XTRAC Partners  Group Clinics  As of 12/31/20  As of 12/31/19    1,962 clinics owned by 49 roll-up groups at 12/30/2020251 (13%) of which are XTRAC partners at 12/30/2020Signed strategic expansion agreements with major groupsIncreased from 251 at 12/30/2020 to 310 at 9/30/2021  Expansion into group clinic roll ups  300-400 clinics own Excimer lasers Conversion to XTRAC partnership leads to immediate revenue15 Comebacks in 2018 (4 in 2017)19 Comebacks in 201923 Comebacks in 202048 Comebacks 2021  Comebacks  15  * Combination of new XTRAC placements and Clinic acquisitions  820  1,673  221*  746  1,200   86*  As of 12/31/18  XTRAC® Growth in Groups

   Domestic Market: Installed Base – Sales and Service Engine  Overview890 Partner XTRAC® Clinics200+ Sold XTRAC4 Regions30 Sales Territories2 National Account Managers15 Field Service TechsIn-House Call Center to Qualify LeadsPredominant Provider of Excimer Laser Treatments  16  Territories color coded

   International Market: Installed Base   Strategic Growth TargetsCurrent Markets: China, Japan, Saudi Arabia, S. KoreaRecent approval in IsraelInsurance covered in most marketsUsage per device higher than domestic market1,300 OUS devices sold and in servicePlacement recurring revenue model agreements:Executed for South Korea (July 2019)Executed for Japan (October 2020)Executed for China (January 2021)54 International partner XTRAC® clinics (up from 28 in 2020)  17

     Integration of the U.S. Pharos Dermatology Business of Ra Medical Systems  18        250+ Pharos service contract holders contacted by XTRAC® representative to discuss options going forward74 service calls made by STRATA field service technicians since close13 Pharos users transitioned to XTRAC® in first 6 weeksAdditional Pharos 17 conversions in Q4 2021, in line with expectationsPharos business anticipated to be accretive in Q1, 2022

 Recent Acquisition of Novel Acne Treatment  19

 Theraclear Acquisition  20    Substantially broadens STRATA’s opportunity with expansion potential into the estimated $5.5 billion acne care market    Leverages STRATA’s innovative marketing platform, commercial team and worldwide distributor network to drive additional revenue growth     Creates a robust pipeline of new opportunities to target dermatologic conditions beyond acne with a unique light treatment approach     Reinforces STRATA’s vision to be the premier provider of medical devices to dermatology community

   Commercial Drivers in 2022  21  Continue DTC advertising campaign with social media   XTRAC® Awareness: Co-Op advertising to suitable patients (digital + print)   Develop patient advocacy partnerships   Broadened commercial strategy to expand use within partner practices  Added emphasis on professional relations and clinical communications  Sponsorship of select dermatology conferences and trade shows  Insurance coverage gap analysis and activity (vitiligo, atopic dermatitis)  Sales force training and execution  Grow installed base and redeploy under-utilized devices   Continue transition and integration of Ra Medical’s Pharos customers   Launch new acne device based on acquired technology from Theravant

 Fourth Quarter and Full Year 2021 Financial Highlights  22  Fourth Quarter and Full Year 2021 Financial HighlightsPreliminary, unaudited total revenue is expected to range from $8.8 million to $9.2 million, compared to $6.7 million in the fourth quarter of 2020Preliminary, unaudited total revenue for the full year 2021 is expected to range from $29.7 million to $30.1 million, compared to $23.1 million for the full year 2020Cash and cash equivalents, including restricted cash was $12.5 million as of December 31, 2021, as compared to $18.1 million as of December 31, 2020Fourth Quarter 2021 Operational HighlightsPlaced 34 domestic XTRAC systems, resulting in net systems placed in U.S. dermatologists’ offices of 890, of which 18 are comebacks from previous excimer device owners Increased international partner XTRAC clinics to 54, up from 28 in 2020 and 10 in 2019Converted 17 Pharos systems acquired from Ra Medical’s U.S. dermatology business to STRATA’s recurring revenue model

 Financial Metrics  23  * Total recurring revenue over total installed base** Company estimates not provided  Unaudited quarterly results  * See press release dated November 10, 2021 for definitions of non-GAAP measures     2018  Q1 '19  Q2 '19  Q3 '19  Q4 '19  2019  Q1 '20  Q2 '20  Q3 '20  Q4 '20  2020  Q1 '21  Q2'21  Q3'21  Dermatology recurring revenue  $21,053   $5,312   $5,839   $5,991   $6,571   $23,713   $5,701   $2,796   $3,835   $5,077   $17,409   $4,679   $5,452   $5,710   Dermatology equipment revenue   8,802   2,171  1,886   1,489   2,327   7,873   1,029   1,234   1,778   1,640   5,681   1,148   1,930    2,001   Total revenue   $29,855   $7,483   $7,725   $7,480   $8,898   $31,586   $6,730   $4,030   $5,613   $6,717   $23,090   $5,827   $7,382   $7,711  Domestic partner installed base  746   754   764   784   820   820   822   789   813   832   832   837   848   880   International installed base   0   0   0   2   10   12   16   17   24   28   28   34   41   49   Average recurring revenue/device*   $7,055  $7,045  $7,643  $7,622  $7,917  $7,571  $6,803  $3,469  $4,582  $5,903  $5,145  $5,372  $6,133  $6,146  Dermatology recurring revenue margin  65%  66%  70%  67%  77%  70%  68%  51%  64%  74%  67%  68%  70%  74%  Total Company margin  57%  62%  64%  62%  74%  64%  65%  49%  58%  68%  61%  64%  65%  70%

 STRATA Key Investment Takeaways  24        Differentiated Treatment providing a Win-Win-Win for Patients + Clinics + Payers  Addressing Large and Growing Markets +Positioned for Inorganic Growth  Proven Business Model to Expand + Achieve Sustainable Results and Shareholder Returns

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Thank You

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Appendix

 Board of Directors  William Humphries Chairman of the Board andGovernance & Compensation Committee  CEO, Isosceles Pharmaceuticals, Inc. former President & Group Chairman Ortho Dermatologics, Merz Pharmaceuticals, , Stiefel Pharmaceuticals, , Allergan Pharmaceuticals  Dr. Uri Geiger  CEO Accelmed Inc. CEO Exalenz Bioscience, GalayOr Networks   Nachum ShamirGovernance & Compensation Committee Chairman and Audit Committee  Chairman & CEO Luminex Corporation, CEO Given Imaging   Samuel RubinsteinAudit Committee and Governance & Compensation Committee  Chairman of Board Trima Pharmaceuticals, former CEO & General Manager Taro Pharmaceuticals, Inc.   Douglas StrangAudit Committee Chairman  Former partner PWC, Head of Global Pharmaceuticals & Life Science Advisory, US Pharmaceutical & Life Science LeaderAudit Chairman  Robert J. MocciaPresident & CEO  CEO STRATA Skin Sciences, CEO Encore Dermatology, Inc. CEO Precision Dermatology, Inc.   27

   Multicenter Psoriasis Study7  124 patients were enrolled and 80 completed the protocol. 72% achieved at least 75% clearing in an average of 6.2 treatments. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.    Scalp Study9   All patients improved. 17/35 (49%) of patients cleared >95% (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. Conclusion – The excimer laser is a successful approach to treatment of psoriasis of the scalp, being a simple treatment that can be performed in a short period of time with a high rate of effectiveness.  Sample Studies From 150+ Clinical Studies    Vitiligo Study8  Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. Conclusion: The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.    Pediatric Study10  4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The children’s group had a greater reduction (91.3% reduction) as compared to the adult treatment group (61.6% reduction).   28

      29  After 4 tx  After 2 tx  Baseline   Clinical Protocol – 6.2 treatments to PASI 75  Beam of UVB light applied to the affected area  PASI – A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis  XTRAC®The treatment for Psoriasis  Promotes immunosuppression   UVB light induces apoptosis of the keratinocytes and T cells in the dermis  Induces alterations in cytokine profile  XTRAC®: Psoriasis

      XTRAC®: Vitiligo  30  Beam of UVB light applied to the affected area  XTRAC®The solution for Vitiligo  Results in re-pigmentation  UVB light reduces the immune system’s attack on the melanocytes  Simple, safe, effective + long-lastingExcimer laser  Baseline   After 18 tx  After 29 tx